UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                September 3, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



      Virginia                000-49929                      82-0545425
      --------                ---------                      ----------
  (State or other            (Commission       (IRS Employer Identification No.)
    jurisdiction             File Number)
 of incorporation)



              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
   (Address, including zip code, of registrant's principal executive offices)



                                 (703) 871-2100
                                 --------------
              (Registrant's telephone number, including area code)



                                        n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events and Regulations FD Disclosure.

Access National Corporation (Nasdaq: ANCX) announced on September 3, 2004 that it has named Dean F. Hackemer as President of Access National Mortgage Corporation, a position previously held by Michael J. Rebibo. A copy of the press release making this announcement is attached hereto as Exhibit 99.1.



Item 9.01.    Financial Statements and Exhibits.

(a)     -     Not applicable.
(b)     -     Not applicable.
(c)     -     Exhibits.

              Exhibit 99.1 Press Release, dated September 3, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ACCESS NATIONAL CORPORATION
                                     (Registrant)


Date:  September 7, 2004              By:   /s/ Michael W. Clarke
                                            ------------------------------------
                                    Name:   Michael W. Clarke
                                   Title:   President & Chief Executive Officer